16. Regulatory credits recoverable	12 Months Ended
Dec. 31, 2017
Regulatory Credits Recoverable
Regulatory credits recoverable

These refer to regulatory credit amounts (known as “FISTEL”, which is the fees due to the Telecommunications Inspection Fund) arising from the reduction of the client base, which may be offset against future changes in the base of subscribers or a reduction in future obligations to ANATEL.